                                                                    EXHIBIT 10.1


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                                   June 19, 2001

                  ---------------------------------------------

                         HORIZON MEDICAL PRODUCTS, INC.
                          COMMON STOCK PURCHASE WARRANT

                  ---------------------------------------------

         This certifies that, for good and valuable consideration, HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), grants to Bank of America, N.A. (the "WARRANTHOLDER"), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), 435,157 validly issued, fully paid and nonassessable shares, par value $.001, of Common Stock of the Company (subject to adjustment as set forth below, the "WARRANT SHARES"), at the exercise price per share of $.05 (subject to adjustment as set forth below, the "EXERCISE PRICE"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 12 below.

         1. Warrant. This Warrant is issued pursuant to, and in accordance with, Section 5(i) of that certain Forbearance Agreement dated as of March 30, 2001, by and among the Company, Horizon Acquisition Corp., Strato/Infusaid, Inc., Stepic Corporation, and Bank of America, N.A.

         2.       Exercise of Warrant; Payment of Taxes.


                  2.1 Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder during the Exercise Period by:

                           (a)      the surrender of this Warrant to the
Company, with a duly executed Exercise Form, and

                           (b)      the delivery of payment to the Company, for
the account of the Company, by cash or wire transfer of immediately available funds, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America. The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

                  2.2      Conversion Option.

                           (a)      In lieu of the payment of the aggregate
Exercise Price, the Warrantholder at its sole discretion may have the Company convert this Warrant, in whole or in part, into shares of Common Stock (the "CONVERSION OPTION") as provided for in this Section 2.2. Upon exercise of the Conversion Option, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price in accordance with Paragraph 2.1(b)) that number of Warrant Shares computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                          A

         Where:

         X = the number of Warrant Shares to be issued to the Warrantholder;
         Y = the number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being converted, the portion of the Warrant being converted;
         A = the current market value per share of the Common Stock (at the date of such conversion); and
         B = the Exercise Price (as adjusted to the date of such calculation).

                           For purposes of the calculation above, the "current
market value per share of Common Stock" shall be the Market Price of the Common Stock on the Exercise Date of the Conversion Option. For the purpose of this Paragraph 2.2(a), the "Market Price" per share of Common Stock on any date (the "MARKET PRICE") shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq Stock Market (including The Nasdaq National Market and The Nasdaq SmallCap Market, as the case may be), if the Common Stock is then listed or admitted to trading on any national securities exchange or in such market system. The closing price shall be the last reported sale price on such day, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market system. If the Common Stock is not then so listed on a national securities exchange or in such market system, the Market Price shall be deemed to be the mean between the representative closing bid and asked prices of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not then quoted by NASDAQ, the Market Price shall be determined in good faith by agreement between the Warrantholder and the Company.

                           (b)      The Conversion Option may be exercised by
the Warrantholder on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section


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

completed, exercising the Conversion Option and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

                  2.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, unless the Conversion Option is exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant is exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

                  2.4 Payment of Taxes. The Company will pay all documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant.

         3.       Requirements for Transfer; Legend; Warrant Register.

                  3.1      Transferability. Subject to the provisions of this
Section 3, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                  3.2 Representations of Warrantholder. By accepting this Warrant, the Warrantholder represents and warrants to the Company as follows:

                           (a)      This Warrant and the Warrant Shares issuable
upon exercise of the Warrantholder's rights contained herein will be acquired for investment for the Warrantholder's own account and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption from the Securities Act.

                           (b)      The Warrantholder understands and
acknowledges (i) that the Warrant Shares issuable upon exercise of the Warrantholder's rights contained herein are not registered under the Securities Act or qualified under applicable state securities laws because the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemptions is predicated on the accuracy of the representations set forth in this Section 3.2.

                           (c)      The Warrantholder has such knowledge and
experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

                           (d)      The Warrantholder understands that if the
Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant


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to Paragraph 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), or
if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to resell (i) this Warrant or (ii) the Warrant Shares issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Warrantholder is aware of the provisions of Rule 144 promulgated under the Securities Act.

                           (e)      The Warrantholder will not offer, sell or
otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

                           (f)      Upon exercise of this Warrant, the
Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  3.3 Securities Law Matters. This Warrant and the Warrant Shares may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "ACT"), or
(ii) if requested by the Company, the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a sale or transfer made either (Y) in accordance with Rule 144 under the Act provided that the Company shall have been furnished with such information as the Company may reasonably request to provide reasonable assurance that the requirements of Rule 144 have been satisfied, or (Z) by the initial Warrantholder to any Affiliate of such Warrantholder which is an "Accredited Investor" as such term is defined in Rule 501 (a) promulgated under the Act.

                  3.4 Legend. Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.


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

                  3.5 Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  3.6 Replacement Warrants on Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this
Section 3, the Company shall issue to or on the order of the Warrantholder a new warrant or warrants with the same terms and conditions, in the name of the Warrantholder or as the Warrantholder (on payment by the Warrantholder of any applicable transfer and stamp taxes) may direct, for the number of shares issuable upon exercise thereof.

         4. Representations and Warranties of the Company. The Company represents, warrants, covenants and agrees as follows:

                  4.1 Capitalization. The authorized, issued and reserved Capital Stock of the Company, immediately prior to the issuance of this Warrant, consists of:

                           (a) Common Stock: 50,000,000 shares of Common Stock, $.001 par value, of which 13,366,278 shares are issued and outstanding, shares reserved for issuance upon exercise of outstanding warrants and options are described below, and another 435,157 shares are reserved for issuance in connection with the exercise of this Warrant.

                           The Company's 1998 Stock Incentive Plan (the "Plan") currently has 1,400,000 shares of Common Stock authorized and reserved for issuance. As of the date hereof, options to purchase 660,275 shares of Common Stock are outstanding under the Plan.

                           In connection with the Premier Purchasing Partners, L.P. Agreement, the Company entered into a warrant agreement during 1998 pursuant to which the Company granted Premier a warrant (the "Premier Warrant") to acquire up to 500,000 shares of the Company's Common Stock for $14.50 per share. Shares of Common Stock issuable under such Premier Warrant will vest annually in increments of 100,000 only upon the achievement of certain specified minimum annual sales and/or minimum cumulative sales of the Company's products. As of the date hereof, no warrants have been earned or are exercisable


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

         under the Premier Warrant. As of the date hereof, the specified minimum annual sales and/or minimum cumulative sales requirements have not been met in relation to warrants to purchase 200,000 shares, and such warrants have expired and are not, and will never be, exercisable.

                           The Company has a Consulting and Services Agreement with Healthcare Alliance (the "Alliance Agreement") pursuant to which the Company has granted options to purchase up to one percent (1%) of the Company's outstanding Common Stock at an exercise price equal to the closing price of the Common Stock on the date such options vest, to Healthcare Alliance if certain performance criteria are met. In addition, under the Alliance Agreement the Company granted an additional option to Healthcare Alliance for the purchase of 45,000 shares of Common Stock an exercise price equal to the closing price of the Common Stock on the date such options vest. Such options will vest upon the achievement of certain incremental sales under the Company's group purchasing agreement with Premier Purchasing Partners, L.P. As of the date hereof, no options issued to Healthcare Alliance have vested or are exercisable.

                           (b) Preferred Stock: 5,000,000 shares of Preferred Stock, none of which are designated, issued or outstanding.

                  Except as set forth above, there are no shares of Capital Stock issued and outstanding and there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock.

                  4.2 Warrantholder's Percentage Ownership. Immediately following issuance of this Warrant, the Warrant Shares shall represent three percent (3%) of the Common Stock of the Company on a Fully Diluted Basis.

                  4.3 No Liens, etc. All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and non-assessable, not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue and other than any liens, security interests, and other encumbrances not created by the Company or its subsidiaries.

                  4.4 Reservation of Warrant Shares. The Company shall at all times have authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Adjustments to Warrant Shares and Exercise Price. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:


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

                  5.1. Special Adjustment Upon Issuance of Certain Securities. (a) If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, issue or sell (such issuance or sale, a "NEW ISSUANCE") any shares of Common Stock or Common Stock Equivalents, other than as provided in Section 5.1(e) below, and other than issuances or sales for which an adjustment is made pursuant to another subsection of this Section 5, then, and in each such case, the aggregate number of Warrant Shares issuable upon exercise of this Warrant (the "WARRANT SHARE NUMBER") immediately prior to such New Issuance shall be adjusted so that immediately following such New Issuance the Warrant Share Number shall be increased (but not decreased) to be equal to such percentage of the Common Stock of the Company calculated on a Fully Diluted Basis after giving effect to the New Issuance that is equal to the percentage the aggregate of the Warrant Share Number and the Common Stock held by Warrantholder upon exercise of this Warrant represented to the Common Stock of the Company calculated on a Fully Diluted Basis immediately prior to the New Issuance. In the event of an adjustment to the Warrant Share Number pursuant to this Section 5.1, the Exercise Price then in effect shall be adjusted so that it is equal to the lower of (A) the result obtained by dividing the aggregate Exercise Price in effect immediately prior to the New Issuance by the Warrant Share Number as adjusted as a result of the New Issuance or (B) an amount equal to the consideration per share received by the Company for the Common Stock issued in the New Issuance or the Price Per Share (as defined below) for which Common Stock is issuable upon conversion or exercise of the Common Stock Equivalents issued or granted in the New Issuance.

                  For purposes of this Section 5.1, the following Sections 5.1(b) to 5.1(d) shall also be applicable:

                  (b) In case at any time the Company shall in any manner grant any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any Common Stock Equivalent whether or not the right to exercise, convert or exchange any such Common Stock Equivalents are immediately exercisable, convertible or exchangeable, and the Price Per Share (as defined below) for which Common Stock is issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (including any Common Stock Equivalents issuable upon exercise, conversion or exchange of options, warrants or other rights to acquire Common Stock Equivalents), then the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (including upon exercise, conversion or exchange of Common Stock Equivalents issuable upon the exercise, conversion or exchange of options, warrants or other rights to acquire Common Stock Equivalents) shall be deemed to have been issued for such Price Per Share as of the date of granting or the issuance of such Common Stock Equivalents. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon exercise, conversion or exchange of such Common Stock Equivalents to the extent that the appropriate adjustment has been made pursuant to this Section 5.1. For purposes of this Section 5.1, the "Price Per Share" shall be determined by dividing (i) the total amount of consideration, if any, received or receivable by the Company as consideration for the granting of such Common Stock Equivalents, plus the minimum aggregate amount of


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

         additional consideration payable to the Company upon the exercise, conversion or exchange of all such Common Stock Equivalents, plus, in the case of such options, warrants or other rights to acquire Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Common Stock Equivalents and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Common Stock Equivalents.

                  (c) Upon the happening of any of the following events, namely, if the Price Per Share provided for in any Common Stock Equivalent referred to in Section 5.1 shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be increased or decreased to the Exercise Price which would have been in effect at the time of such event had such Common Stock Equivalents still outstanding provided for such changed Price Per Share at the time initially granted, issued or sold.

                  (d) In case any shares of Common Stock or Common Stock Equivalents shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Common Stock Equivalents shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by written agreement between the Warrantholder and the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Common Stock Equivalents shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock Equivalents by the parties thereto, such Common Stock Equivalents shall be deemed to have been issued for such consideration as determined by written agreement between the Warrantholder and the Company.

                  (e) Notwithstanding the foregoing, a New Issuance shall not include, and no adjustments pursuant to this Section 5 shall be made, for any Common Stock or Common Stock Equivalent issued or issuable by the Company if (A) (i) the New Issuance is at or above the Market Price and (ii) the gross proceeds received by the Company for such New Issuance are (x) in cash, and (y) the net proceeds received by the Company are used to repay outstanding debt to the Warrantholder or the Warrantholder's successors in interest to such debt pursuant to that certain Amended and Restated Credit Agreement, dated as of May 26, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 11, 1998, and the Second Amendment to Amended and Restated Credit Agreement and Waiver dated as of March 31, 1999 and the Third Amendment to the Amended and Restated Credit Agreement and Waiver dated

         March 29, 2000, the Fourth Amendment to the Amended and Restated Credit Agreement and Waiver dated June 6, 2000, the Fifth Amendment to the Amended and Restated Credit Agreement and Waiver dated August 14, 2000 by and among Horizon Medical Products, Inc, Horizon Acquisition Corp., Strato/Infusaid, Inc. and Stepic Corporation, the Lenders signatory to the Credit Agreement, and Bank Of America, N.A., successor to Banc Of America Commercial Finance Corporation, formerly known as NationsCredit Commercial Corporation or (B) any options issued pursuant to, and in accordance with, the Horizon Medical Products, Inc. 1998 Stock Incentive Plan that are issued in accordance with past practice of the Company, provided such options (x) are not issued to William E. Peterson, Jr., Marshall B. Hunt, or any of their affiliates or family, and (y) do not exceed 200,000 options granted per fiscal year. For the purposes of this Section 5.1(e), "net proceeds" shall mean the gross proceeds less the reasonable and customary costs and fees associated with such New Issuance to be paid to third-party service providers, which expenses shall have been approved in writing by Warrantholder in advance of the New Issuance.

                  5.2 Dividend, Subdivision, Combination or Reclassification of Common Stock. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof,
(w) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 4), then, and in each such case, (A) the aggregate Warrant Share Number immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Share Number immediately prior to such adjustment, and the denominator of which shall be the Warrant Share Number immediately thereafter. An adjustment made pursuant to this Section
5.2 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  5.3 Certain Distributions. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding


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

dividends or distributions payable in shares of Common Stock for which adjustment is made under Section 5.2) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Exercise Price in effect prior to the date of distribution by a fraction (i) the numerator of which shall be such Current Market Price of Common Stock immediately prior to the date of distribution less the then Fair Market Value of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one) and (B) the Warrant Share Number shall be increased by being multiplied by a fraction (i) the numerator of which shall be the Current Market Price of one share of Common Stock immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the Fair Market Value of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                  5.4 Spin-off; Reorganization, Reclassification, Merger or Sale Transaction.

                           (a)      In case of any spin-off by the Company of
another Person (the "SPIN-OFF ENTITY") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Warrantholder, entitling the Warrantholder to purchase, at the exercise price equal to the excess of the Exercise Price in effect immediately prior to such spin-off over the adjusted Exercise Price pursuant to Section 5.3, the number of shares of common stock or other proprietary interest in the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, exercised this Warrant.

                           (b)      In case of any capital reorganization,
reclassification, Sale Transaction, mandatory share exchange (other than a Sale Transaction or a mandatory share exchange in which the Company is the surviving corporation and in which the Common Stock is not exchanged or converted ) of the Company or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "TRANSACTION") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate (and, if following a Transaction, the Warrant shall be exercisable for securities of any Person other than the Company, such Person also shall, no later than simultaneously with the closing of the Transaction, issue a certificate) stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which this Warrant


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

could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificates shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
5. The provisions of this Section 5.4 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                  5.5 Other Changes. If the Company at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2, 5.3 or 5.4 herein (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Price and Warrant Share Number as a result of such action, then, and in each such case, the Exercise Price and Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

                  5.6 Certificate as to Adjustments. Upon any adjustment in the Exercise Price or Warrant Share Number, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and Warrant Share Number then in effect following such adjustment.

                  5.7      Notices. In case at any time or from time to time:

                           (w)      the Company shall pay a dividend (or other
distribution) on its shares of Common Stock;

                           (x)      the Company shall authorize the granting to
the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

                           (y)      the Company issues or grants any shares of
Common Stock or Common Stock Equivalents; or

                           (z)      there shall occur a spin-off or Transaction;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) Business Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off or Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such spin-off or Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.4 is applicable, the Company shall also deliver the certificate described in such Section 5.4 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

                  5.8 No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price or Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required.

         6.       Registration Rights.

                  6.1 Certain Definitions. As used in this Section 6, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Holder" shall mean any holder of the outstanding Registrable
Securities.

         "Registrable Securities" shall mean (i) Common Stock issued or issuable upon exercise or conversion of this Warrant, (ii) any Common Stock issued in respect of securities issued pursuant to the conversion of the Shares upon any stock split, stock dividend, recapitalization or similar event and (iii) any Common Stock now owned or hereafter acquired by Holder. Notwithstanding the foregoing, shares that are Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a registration statement, (ii) upon eligibility for sale pursuant to Rule 144 under the Securities Act (other than clause (k) thereunder), or (iii) upon any sale or transfer in any manner to a person or entity which is not entitled to the rights provided by this Section.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and the fees and expenses of each selling Holder's own counsel (other than the counsel selected to represent all selling Holders).

                  6.2      Company Registration.

         (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration statement on Form S-8 or Form S-4, or their successors, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6.2(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6.2 (a)(i). In such event the right of any Holder to registration pursuant to this Section 6.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holders greater than the obligations of the Holders pursuant to Section 6.5 unless agreed to by such Holders. Notwithstanding any other provision of this Section 6.2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they held at the time the Company gives the notice specified in Section 6.2(a)(i). If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  6.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 6 shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

                  6.4 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 6, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                           (a) Use its reasonable best efforts to keep such registration effective for a period of one hundred twenty
                  (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                           (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                           (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section
                  6.2 hereof, enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions on the part of the Company; and

                           (d) Use its reasonable best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders.

If the Company has delivered preliminary or final prospectuses to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall as promptly as practicable provide the selling Holders with revised prospectuses, and, following receipt of the revised prospectuses, the selling Holders may resume making offers of the Registrable Securities.

         Any other provision of this Agreement notwithstanding, upon receipt by a Holder of a written notice from the Company to the effect set forth below, the Company shall not be obligated during a reasonable period of time thereafter to effect any registrations pursuant to this

Agreement, and the Holders agree that they will immediately suspend sales of securities under any effective registration statement for a reasonable period of time, in either case not to exceed 90 days, at any time at which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its subsidiaries that is material but that has not yet been publicly disclosed or (ii) registration requires a special audit. In the event sales by the Holder pursuant to an effective registration statement are suspended in compliance with this paragraph, there shall be added to the period during which the Company is obligated to keep a registration statement effective the number of days for which sales were so suspended.

                  6.5      Indemnification.

         (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 6, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or registration statement, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, action or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein or in the preparation thereof.

         (b) Each Holder and Other Shareholder will, and hereby does, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein or in the preparation thereof; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 6.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligation under this Section 6.5. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         6.6 Information by Holder. Each Holder of Registrable Securities, and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.

         6.7 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company, provided that this Section
6.7 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be subordinate to the rights of the Holders provided in this Agreement.

                  6.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                           (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

                           (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                           (c)      so long as you own any Restricted
                  Securities, furnish to you forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as you may reasonably request in availing yourself of any rule or regulation of the Commission allowing you to sell any such securities without registration.

                  6.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register your securities granted to you by the Company under Section 6.2 may be transferred or assigned by you to a transferee or assignee of any of your Restricted Securities, provided that the Company is given written notice by you at the time of or within a reasonable time after such transfer or assignment, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided, further, that the transferee or assignee of such rights assumes your obligations under this
Section 6.

                  6.10 "Market Stand-off" Agreement. You agree, if requested by the Company and an underwriter of Common Stock (or other equity securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other equity securities) of the Company held by you during the ninety-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all Holders, Other Shareholders and officers and directors and other shareholders of the Company holding in excess of 1% of the outstanding Common Stock (on an as converted and Fully Diluted Basis) of the Company enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such ninety-day period.

         7. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor; provided, however, in the event of the loss, theft or destruction of this Warrant, or the mutilation of this Warrant if the Warrantholder shall not have delivered such mutilated Warrant to the Company, the Company may require that the Warrantholder provide a bond or written indemnification in favor of the Company with respect to any claims, expenses or losses the Company may incur in connection with such lost, stolen, destroyed or mutilated Warrant.

         8. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant, together with proper written notice, for transfer.

         9. Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

         10. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "AFFILIATE" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (including but not limited to any debt security which is exchangeable for or convertible into such capital stock).

         "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company.

         "COMMON STOCK EQUIVALENT" means any security or obligation which is by its terms convertible into or exercisable into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

         "COMPANY" has the meaning set forth in the first paragraph of this Warrant.

         "CURRENT MARKET PRICE" means, as of the date of determination, the average of the daily Market Price of the Common Stock during the immediately preceding ten (10) consecutive trading days ending on such date.

         "EXERCISE FORM" means an Exercise Form in the form annexed hereto as Exhibit A.

         "EXERCISE PERIOD" means the period from the date hereof to 5:00 p.m., Eastern time, on June 19, 2004.

         "EXERCISE PRICE" has the meaning set forth in the first paragraph of this Warrant.

         "FAIR MARKET VALUE" means the amount which a willing buyer would pay a willing seller in an arm's length transaction reasonably determined by written agreement between the Warrantholder and the Company or, if such determination is not satisfactory to the Warrantholders, such determination shall be made by a nationally recognized investment banking firm selected by the Company and the Majority Warrantholders, the expenses for which shall be born equally by the Company and the Warrantholder.

         "FORBEARANCE AGREEMENT" has the meaning set forth in Section 1 of this Warrant.

         "FULLY DILUTED BASIS" means, with respect to any calculation of the Common Stock of the Company, that number of shares of Common Stock that includes all issued and outstanding shares of Common Stock, and all shares of Common Stock which are subject to issuance upon exercise, conversion or exchange of warrants, options, Common Stock Equivalents and other rights to purchase Capital Stock of the Company (including but not limited to all shares of Capital Stock reserved for issuance in connection with any option plan of the Company, but which shall not include any shares of Capital Stock reserved for issuance for which options have not been granted), whether or not such warrants, options, Common Stock Equivalents or other rights are then exercisable, convertible or exchangeable, subject to the provisions of Section 5.

         "MARKET PRICE" on any date shall have the meaning set forth in Section 2.2.

         "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

         "NEW ISSUANCE" has the meaning set forth in Section 5.1 of this Warrant.

         "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

         "SALE TRANSACTION" shall mean (a) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the stockholders of the Company prior to such merger or consolidation do not retain at least 50% of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least 50% of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

         "SPIN-OFF ENTITY" has the meaning set forth in Section 5.4 of this Warrant.

         "SUBSIDIARIES" has the meaning set forth in the Forbearance Agreement.

         "TRANSACTION" has the meaning set forth in Section 5.4 of this Warrant.

         "WARRANT SHARE NUMBER" has the meaning set forth in Section 5.1 of this Warrant.

         "WARRANT SHARES" has the meaning set forth in the first paragraph of this Warrant.

         "WARRANTHOLDER" has the meaning set forth in the first paragraph of this Warrant.

         10.      Miscellaneous

                  10.1 Entire Agreement. This Warrant and the Forbearance Agreement constitute the entire agreement between the Company and the Warrantholder with respect to the Warrant and supersedes all prior agreements and understanding with respect to the subject matter of this Warrant.

                  10.2 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  10.3 Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

                  10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (a)      if to the Company:

                           Horizon Medical Products, Inc.
                           One Horizon Way
                           Manchester, Georgia 31816
                           Telecopy: (404) 264-2611
                           Attention: Chief Executive Officer

                           with a copy to:

                           King & Spalding
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia 30303-1763
                           Telecopy: (404) 572-5146
                           Attention: Jon R. Harris, Jr., Esq.

                           (b)     if to the Warrantholder to the name and
address set forth in the Warrant Register;

                           with a copy to:

                           Morris, Manning & Martin, LLP
                           3343 Peachtree Rd., N.E.
                           Suite 1600
                           Atlanta, Georgia 30326
                           Telecopy: (404) 365-9532
                           Attention: Frank DeBorde, Esq.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at the address set forth above, and (ii) to the Company at the address set forth above, or, if sent by facsimile to the numbers set forth above, when receipt of such facsimile is verbally (but not mechanically) acknowledged by the recipient thereof. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

                  10.5 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                  10.6 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  10.7 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  IN WITNESS WHEREOF, the Company and the Warrantholder have caused this Warrant to be executed this 19th day of June, 2001.

                          HORIZON MEDICAL PRODUCTS, INC.


                          By:    /s/ William E. Peterson, Jr.
                              ------------------------------------
                               Name:     William E. Peterson, Jr.
                               Title:    President



                          BANK OF AMERICA, N.A.


                          By:   /s/ Thomas J. Elkins
                              ------------------------------------
                               Name:     Thomas J. Elkins
                               Title:    Senior Vice President

                                    Exhibit A


                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $____________ or hereby exercises its Conversion Option in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares to which the undersigned is entitled pursuant to the purchase price above or as calculated pursuant to Section 2.2, as appropriate, be registered in the name of the undersigned and that such certificate be delivered to the undersigned's address below.

Dated:


                           Name
                                ------------------------------------------------
                                (Print)

                           Signature:
                                     -------------------------------------------

                           Title:
                                 -----------------------------------------------


                                 -----------------------------------------------
                                 (Street Address)

                                 -----------------------------------------------
                                 (City)              (State)        (Zip Code)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase
___________ shares of Common Stock to which the within Warrant relates, and appoints _____________________________ as its Attorney to transfer such right on the books of HORIZON MEDICAL PRODUCTS, INC. with full power of substitution in the premises.

Dated:_____________________         (Signature must conform to name of holder as
                                    specified on the face of the Warrant)


                                    --------------------------------------------


                                    --------------------------------------------

Signed in the presence of:

----------------------------